SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 10, 2000



                      HEMLOCK FEDERAL FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         Delaware                   0-22103                     36-4126192
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
  of incorporation)                                         Identification No.)



5700 West 159th Street, Oak Forest, Illinois                       60452
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (708) 687-9400



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 10, 2000, Hemlock Federal Financial Corporation, a Delaware corporation ("Hemlock"), and Midwest Savings Bank ("Midwest") issued a joint press release announcing the execution of a definitive agreement as of January 7, 2000 by and between Hemlock Federal Bank for Savings (the "Bank"), the wholly-owned subsidiary of Hemlock, and Midwest (the "Merger Agreement"). Under the terms of the Merger Agreement, Midwest will merge into a to-be-formed wholly owned subsidiary of the Bank (the "Merger"). Following the Merger, Midwest will then be merged into the Bank.

         Pursuant to the Merger Agreement, each issued and outstanding share of Midwest common stock, par value $0.01 (other than dissenting shares), shall be converted into and represent the right to receive cash equal to stockholders' equity of Midwest as of December 31, 1999, plus the net income of Midwest through the month-end prior to the closing date, subject to certain adjustments, including a credit to Midwest for transaction-related expenses. However, any shares of Midwest common stock owned beneficially or as of record by either Midwest or Hemlock or any of their subsidiaries (other than shares held in a fiduciary capacity for the benefit of third parties or as a result of debts previously contracted) shall be canceled.

         The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The receipt of cash by the stockholders of Midwest will be a taxable event for the stockholders.

         Consummation of the Merger is subject to various conditions, including:
(1) receipt of approval by the stockholders of Midwest, (2) receipt of requisite regulatory approvals, and (3) satisfaction of certain other conditions.

         The Merger Agreement and the press release announcing the Merger issued on January 10, 2000 are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and are qualified in its entirety by reference to such agreement.

Item 7.  Financial Statements and Exhibits

(c)      EXHIBITS:

         2 Agreement and Plan of Merger, dated as of January 7, 2000, by and between Hemlock Federal Bank for Savings and Midwest Savings Bank.

         20       Press Release issued January 10, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEMLOCK FEDERAL FINANCIAL CORPORATION




Date:  January 15, 2000      By: /s/Maureen Partynski
                                 ----------------------------------
                                 Maureen Partynski, Chairman and
                                  Chief Executive Officer (Principal
                                  Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
Number                              Description



     2 Agreement and Plan of Merger dated as of January 7, 2000, by and between Hemlock Federal Bank for Savings and Midwest Savings Bank.

     20   Press Release issued January 10, 2000.